FGT3 P1 0318

SUPPLEMENT DATED MARCH 28, 2018

TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF

FRANKLIN INTERNATIONAL GROWTH FUND

(a series of Franklin Global Trust)

The Prospectus is amended as follows:

I.  Effective March 31, 2018, the portfolio management team under “FUND SUMMARY – Portfolio Managers” section on page 8 is revised as follows:

Portfolio Managers

Donald G. Huber, CFA   Portfolio Manager of FT Institutional and portfolio manager of the Fund since 2014.

John Remmert Senior Portfolio Manager for FT Institutional and portfolio manager of the Fund since March 2018.

Coleen F. Barbeau   Executive Vice President of FT Institutional and portfolio manager of the Fund since 2008.

II.  For the Franklin International Growth Fund, the portfolio management team under “FUND DETAILS – Management” section on page 23 is revised as follows:

Donald G. Huber, CFA   Portfolio Manager of FT Institutional

Mr. Huber has been a lead portfolio manager of the Fund since 2014 and co-lead portfolio manager of the Fund since March 2018. He joined Franklin Templeton in 2002.

John Remmert   Senior Portfolio Manager of FT Institutional

Mr. Remmert has been co-lead portfolio manager of the Fund since March 2018. He joined Franklin Templeton in 2002.

Coleen F. Barbeau   Executive Vice President of FT Institutional

Ms. Barbeau has been a portfolio manager of the Fund since 2008. She joined Franklin Templeton Investments in 1983.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

As co-lead portfolio managers, Messers. Huber and  Remmert are jointly and primarily responsible for the investments of the Fund. The have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which they may perform these functions, and the nature of these functions, may change from time to time.  Ms. Barbeau provides research and advice on purchases and sales of individual securities, and portfolio risk assessment.

Please keep this supplement with your Prospectus for future reference.